As filed with the Securities and Exchange Commission on April 10, 2001
                                                      Registration No. 333-58465
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                        POST-EFFECTIVE AMENDMENT NO. 1 to
                                    FORM S-1

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------
                         MARINE SHUTTLE OPERATIONS INC.
             (Exact Name of Registrant as Specified in Its Charter)

             NEVADA                                       1389                              91-1913992
(State or Other Jurisdiction of               (Primary Standard Industrial               (I.R.S. Employer
 Incorporation or Organization)                Classification Code Number)              Identification No.)

                                   -----------
                                 Luramyrveien 29
                            N-4391 Sandes, Norway
                                011 47 51 962 300
    (Address, Including Zip Code, and Telephone Number, Including Area Code,
                  of Registrant's Principal Executive Offices)
                                   -----------
                 FRANZ EDER, PRESIDENT AND CHAIRMAN OF THE BOARD
                             4410 Montrose Boulevard
                              Houston, Texas 77006
                                 (713) 529-7498
       (Name, Address Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent For Service)

                                   -----------
Copies of all communications, including all communications sent to the agent for service, should be sent to:

                            LEONARD J. BRESLOW, ESQ.
                              Breslow & Walker, LLP
                        100 Jericho Quadrangle, Suite 230
                             Jericho, New York 11753
                               Tel: (516) 822-6505
                               Fax: (516) 822-6544

                                   -----------
Approximate date of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box. [X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the offer [ ]

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[ ]

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box. [ ]

                                   -----------

                          DEREGISTRATION OF SECURITIES

         This amendment is filed by Marine Shuttle Operations Inc., a Nevada corporation, to remove from registration all of the shares of common stock, par value $.001 per share, not previously issued under the Registration Statement on Form S-1 (No. 333-58465), and to terminate said Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on April 10, 2001.

                                    MARINE SHUTTLE OPERATIONS INC.

                              By: /s/ Franz Eder

                                    Franz Eder, President
                                    (Principal Executive Officer)


                              By:              *
                                    ---------------------------
                                    Iqbal Akram, Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

         In accordance with the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates stated.

         Signature                          Title                        Date
         ---------                          -----                        ----

          /s/ Franz Eder                    Director             April 10, 2001
         ---------------------------
         Franz Eder

                      *                     Director             April 10, 2001
         ---------------------------
         Iqbal Akram

                      *                     Director             April 10, 2001
         ---------------------------
         Jurgen Ternieden

                      *                     Director             April 10, 2001
         ---------------------------
         Stephen Adshead

                      *                     Director             April 10, 2001
         ---------------------------
         Hubert Besner


*By:  /s/ Franz Eder
     -------------------------------
      Franz Eder
      (Attorney-in-fact)